Exhibit 10.3

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Stockholders’ Agreement, made as of October 18, 2021 by and among Vivid Seats Inc., Hoya Topco, LLC and Horizon Sponsor, LLC (the “Agreement”), is made as of October 1, 2024, by and among:

(i) Vivid Seats Inc., a Delaware corporation (the “Company”);

(ii) Hoya Topco, LLC, a Delaware limited liability company (“Topco”); and

(iii) Horizon Sponsor, LLC, a Delaware limited liability company (“Horizon” and, together with Topco, each a “Voting Party” and together the “Voting Parties”).

RECITALS

WHEREAS, in connection with the Transactions (as defined in the Transaction Agreement, dated as of April 21, 2021, by and among the Company, the Voting Parties, Hoya Intermediate, LLC, a Delaware limited liability company, and Horizon Acquisition Corporation, a Cayman Islands exempted company), the Voting Parties agreed to execute and deliver the Agreement;

WHEREAS, the parties entered into the Agreement to provide for, among other things, certain rights with respect to the election of the Company’s Board of Directors (the “Board”) and certain rights, as among the parties, with respect to the removal of certain members of the Company’s Board (the “Removal Rights”);

WHEREAS, pursuant to Section 13 of the Agreement, any provision of the Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and the Voting Parties; and

WHEREAS, for purposes of clarifying the intent of the parties with respect to the Removal Rights, the parties now wish to enter into this Amendment.

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
2.
Section 3(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

3. Board of Directors.

(c) Resignation; Removal; Vacancies.

(i) Any Topco Designee or Horizon Designee may resign at any time upon written notice to the Board.

(ii) As between the Topco Equityholders and the Horizon Equityholders, (A) the Topco Equityholders shall have the exclusive right to request the removal of one or more of the Topco Designees from the Board, and the Company and the Voting Parties shall take all Necessary Action to cause the removal of any such Topco Designee(s) at the written request of the Topco Equityholders and (B) the Topco Equityholders shall have the exclusive right, in accordance with Section 3(a), to designate directors for election to the Board to fill any vacancies created by reason of death, removal or resignation of the Topco Designees, and the Company and the Voting Parties

shall take all Necessary Action to cause any such vacancies to be filled by replacement Topco Designees as promptly as reasonably practicable.

(iii) As between the Topco Equityholders and the Horizon Equityholders, (A) the Horizon Equityholders shall have the exclusive right to request the removal of the Horizon Designee from the Board, and the Company and the Voting Parties shall take all Necessary Action to cause the removal the Horizon Designee at the written request of the Horizon Equityholders and (B) the Horizon Equityholders shall have the exclusive right, in accordance with Section 3(a), to designate a director for election to the Board to fill any vacancy created by reason of death, removal or resignation of the Horizon Designee, and the Company and the Voting Parties shall take all Necessary Action to cause any such vacancy to be filled by a replacement Horizon Designee as promptly as reasonably practicable.

3.
This Amendment shall be and hereby is incorporated in and forms part of the Agreement. Except as expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

COMPANY:

Vivid Seats Inc.

a Delaware corporation

By: /s/ Stanley Chia

Name: Stanley Chia

Title: Chief Executive Officer

VOTING PARTIES:

Hoya Topco, LLC

a Delaware limited liability company

By: /s/ Mark Anderson

Name: Mark Anderson

Title: Manager

Horizon Sponsor, LLC

a Delaware limited liability company

by: Todd L. Boehly

Name: Todd L. Boehly

Title: CEO

[Signature Page to Amendment No. 1 to Stockholders’ Agreement]